EXHIBIT 10.14

                      LNR PROPERTY CORPORATION SAVINGS PLAN

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
SECTION 1.........................................................................................................2
         1.1      Accounts........................................................................................2
         1.2      Acquired Company................................................................................3
         1.3      Actual Contribution Percentage..................................................................3
         1.4      Actual Deferral Percentage......................................................................3
         1.5      Anniversary Date................................................................................3
         1.6      Board...........................................................................................3
         1.7      Capital Accumulation Contribution...............................................................3
         1.7      Code............................................................................................3
         1.8      Company.........................................................................................3
         1.9      Company Stock...................................................................................4
         1.10     Compensation....................................................................................4
         1.11     Deferred Retirement Date........................................................................4
         1.12     Disability......................................................................................4
         1.13     Early Retirement Date...........................................................................4
         1.14     Effective Date..................................................................................4
         1.15     Eligible Employee...............................................................................4
         1.16     Employee........................................................................................5
         1.17     Employer........................................................................................5
         1.18     Enrollment Date.................................................................................5
         1.19     ERISA...........................................................................................5
         1.20     Financial Hardship..............................................................................5
         1.21     Highly Compensated Employee.....................................................................5
         1.22     415 Compensation................................................................................6
         1.23     Hour of Service.................................................................................7
         1.24     Independent Advisor.............................................................................7
         1.25     Investment Manager..............................................................................8
         1.26     Matching Contribution...........................................................................8
         1.27     Nonvested.......................................................................................8
         1.28     Non-Highly Compensated Employee.................................................................8
         1.29     Normal Retirement Age...........................................................................8
         1.30     Normal Retirement Date..........................................................................8
         1.31     One-Year Break-In-Service.......................................................................8
         1.32     Participant.....................................................................................9
         1.33     Plan............................................................................................9
         1.34     Plan Year.......................................................................................9
         1.35     Predecessor Plan...............................................................................10
         1.37     Salary Deferral Agreement......................................................................10
         1.38     Salary Deferral Contribution...................................................................10
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
         1.39     Termination of Employment......................................................................10
         1.40     Trust..........................................................................................10
         1.41     Trustees.......................................................................................10
         1.42     Valuation Date.................................................................................11
         1.43     Year-of-Service................................................................................11

SECTION 2........................................................................................................12
         2.1      Commencement of Participation..................................................................12
         2.2      Obligation of Participant......................................................................12
         2.3      Termination of Participation...................................................................12

SECTION 3........................................................................................................14
         3.1      Salary Deferral................................................................................14
         3.2      Matching and Voluntary Contributions...........................................................16
         3.3      Profit Sharing Contribution....................................................................18
         3.4      Rollover Contribution..........................................................................19
         3.5      Annual Limitation on Contributions.............................................................19

SECTION 4........................................................................................................21
         4.1      Matching and Profit Sharing Accounts...........................................................21
         4.2      Salary Deferral, Voluntary Contribution and Rollover Accounts..................................22

SECTION 5........................................................................................................23
         5.1      Forfeitures....................................................................................23
         5.2      Allocation.....................................................................................23
         5.3      Restoration of Benefits........................................................................23

SECTION 6........................................................................................................24
         6.1      Investment Funds...............................................................................24
         6.2      Investment Performance.........................................................................25
         6.3      Independent Appraiser..........................................................................25

SECTION 7........................................................................................................26
         7.1      Distributions During Employment................................................................26
         7.2      Distributions Upon Separation from Service.....................................................29
         7.3      Distributees Right to Demand Company Stock.....................................................35
         7.4      Incompetence of Distributee....................................................................35
         7.5      Location of Participant or Beneficiary Unknown.................................................35
         7.6      Put Option.....................................................................................36
         7.7      Restrictions...................................................................................36

SECTION 8........................................................................................................37
         8.1      Amendment......................................................................................37
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
         8.2      Termination, Partial Termination, or Complete Discontinuance of Contributions..................37
         8.3      Permissible Reversions.........................................................................38

SECTION 9........................................................................................................39

SECTION 10.......................................................................................................41
         10.1     Application of Top-Heavy Provisions............................................................41
         10.2     Key Employees..................................................................................44
         10.3     Non-Key Employee...............................................................................45
         10.4     Additional Rules...............................................................................45
         10.5     Vesting Requirements...........................................................................45
         10.6     Minimum Benefit................................................................................46
         10.7     Ceiling on Includible Compensation.............................................................46

SECTION 11.......................................................................................................47
         11.1     Limitation of Rights; Employment Relationship..................................................47
         11.2     Merger; Transfer of Assets.....................................................................47
         11.3     Prohibition Against Assignment.................................................................47
         11.4     Applicable Law; Severability...................................................................48
         11.5     Reliance Upon Copy of Plan.....................................................................48
         11.6     Gender and Number; Captions or Headings........................................................48

SECTION 12.......................................................................................................50
         12.1     Appointment of Committee.......................................................................50
         12.2     Committee Organization.........................................................................50
         12.3     Committee Meetings.............................................................................50
         12.4     Committee Functions and Powers.................................................................52
         12.5     Committee Actions Conclusive...................................................................51
         12.6     Committee Appointment of Agents................................................................52
         12.7     Reliance on Opinions, Etc......................................................................52
         12.8     Records and Accounts...........................................................................52
         12.9     Payment of Expense.............................................................................52
         12.10    Liability of the Administrative Committee......................................................53

SECTION 13.......................................................................................................54
         13.1     The Trust Agreement............................................................................54
         13.2     No Diversion of Corpus or Income...............................................................54
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                                    PREAMBLE

         The following are the provisions of the LNR PROPERTY SAVINGS PLAN (the "Plan") as it is hereinafter set forth, and as it may hereinafter from time to time be amended by the LNR PROPERTY CORPORATION, a corporation formed under the laws of Delaware (the "Employer").

         Employer was established in 1997, as a result of a reorganization of Lennar Corporation. Pursuant to the reorganization, Employer was created and its stock distributed to Lennar Corporation shareholders.

         The Plan is based upon the LENNAR CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (the "Predecessor Plan") which was originally adopted effective November 1, 1983 and subsequently amended and restated effective December 1, 1989 and again on December 31, 1994. Assets and liabilities shall be transferred from the Predecessor Plan to the Plan for all Participants in the Plan who have account balances in the Predecessor Plan. Any Participant in this Plan on the Effective Date, who was a participant in the Predecessor Plan as of the date immediately preceding the Effective Date, shall be immediately eligible to participate in the Plan and shall be credited with all Years of Service and all 1997 Hours of Service earned at Lennar Corporation.

         The Employer adopted the Plan, effective November 1, 1997, in connection with the reorganization of Lennar Corporation and the Employer.

         The Employer now desires to amend the Plan to terminate the ESOP component of the Plan, change the vesting schedule and permit employees to immediately access employer contributions upon termination of employment. In order to accomplish this result, the Employer does hereby adopt the restated LNR PROPERTY CORPORATION SAVINGS PLAN, effective January 1, 1999.

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                                   SECTION 1.

                                   DEFINITIONS

1.1      ACCOUNTS

         (a)      MATCHING ACCOUNT

                  The account of a Participant which is credited with matching contributions made pursuant to Section 3.2(a).

         (b)      CAPITAL ACCUMULATION ACCOUNT

                  The account of a Participant which is credited with Capital Accumulation Contributions made pursuant to Section 3.3. Effective as of April 1, 1999, the Capital Accumulation Account of a Participant also contains amounts transferred from a Participant's ESOP Account.

         (c)      ROLLOVER ACCOUNT

                  The account of a Participant which is credited with rollover deposits made pursuant to Section 3.4.

         (d)      SALARY DEFERRAL ACCOUNT

                  The account of a Participant which is credited with Salary Deferral Contributions made pursuant to Section 3.1(a).

         (e)      VOLUNTARY CONTRIBUTION ACCOUNT

                  The account of a Participant which is credited with Voluntary Contributions made pursuant to Section 3.2(b).

         (f)      ESOP ACCOUNT

                  The account of a Participant credited with ESOP contributions. Effective as of April 1, 1999, all amounts in a Participant's ESOP Account shall be transferred to the Participant's Capital Accumulation Account.

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1.2      ACQUIRED COMPANY

         A business the Company acquires through the purchase and/or exchange of assets, equity or a combination of both.

1.3      ACTUAL CONTRIBUTION PERCENTAGE

         The ratio of:

         (a)      the sum of Matching Contributions and Voluntary Contributions;
                  to

         (b)      Compensation for the Plan Year, for each Eligible Employee.

1.4      ACTUAL DEFERRAL PERCENTAGE

         The ratio of:

         (a)      Salary Deferral Contributions; to

         (b)      Compensation for the Plan Year, for each Eligible Employee.

1.5      ANNIVERSARY DATE

         The last day of each Plan Year.

1.6      BOARD

         The Board of Directors of the Company.

1.7      CAPITAL ACCUMULATION CONTRIBUTION

         The contribution described in Section 3.3.

1.8      CODE

         The Internal Revenue Code of 1986, as amended.

1.9      COMPANY

         LNR Property Corporation, a Delaware corporation, or any successor to it in ownership of all or substantially all of its operating assets which adopts and continues the Plan by operation of law or with the approval of the Board.

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1.10     COMPANY STOCK

         Common stock of the Company.

1.11     COMPENSATION

         The total wages or salary paid within the Plan Year by the Employer to a Participant as reported to the Internal Revenue Service on Form W-2 plus any contributions elected pursuant to Section 3.1. Compensation may not exceed $150,000 per year, or such higher amount to which such amount shall be adjusted annually in accordance with regulations prescribed by the Secretary of the Treasury pursuant to Code Section 415(d) to reflect increases in the cost-of-living.

1.12     DEFERRED RETIREMENT DATE

         The actual retirement date of a Participant who has already attained his Normal Retirement Age.

1.13     DISABILITY

         A mental or physical condition which is total and permanent and prevents a Participant from performing the Participants usual duties as an Employee. The Administrative Committee, based on medical evidence deemed by it to be competent, shall be the sole judge of the Disability of a Participant, and its determinations shall be final and conclusive.

1.14     EARLY RETIREMENT DATE

         Any date on which the Participant retires prior to the date such Participant attains age sixty-five (65) which is on or after the later of:

         (a)      the day the Participant attains age sixty (60), or

         (b)      the day the Participant completes twenty-five (25)
                  Years-of-Service.

1.15     EFFECTIVE DATE

         November 1, 1997.

1.16     ELIGIBLE EMPLOYEE

         An Employee who may participate in the Plan because he has attained the age of 21.

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1.17     EMPLOYEE

         Any individual, including any officer, employed by the Employer, whether paid a regular weekly, bi-weekly, semimonthly, monthly, or annual rate of salary, or paid on an hourly basis only for performance as a managerial, administrative, technical, professional or clerical employee, or paid in whole or in part on a commission basis (but not including any other individual employed on an hourly or piecework basis), and who is employed in the United States, or if employed abroad, is a citizen of the United States and is covered under an agreement entered into by the Employer under Section 3121(l) of the Code. The term Employee shall not include a member of the Board who is active only in that capacity, or any individual covered by a collective bargaining agreement between the Employer and a union (except as may be provided in such collective bargaining agreement), or any individual who is an independent contractor or a leased employee under Section 414(n) of the Code.

1.18     EMPLOYER

         The Company and all other entities which are part of a controlled group, as defined at Code Sections 414(b) and 414(c), of which the Company is part.

1.19     ENROLLMENT DATE

         Enrollment Date means January 1 or July l of each Plan Year.

1.20     ERISA

         The Employee Retirement Income Security Act of 1974, as amended.

1.21     FINANCIAL HARDSHIP

         An immediate and heavy financial need of a Participant as described in Treasury Regulation 1.404(k)-l(d)(2).

1.22     HIGHLY COMPENSATED EMPLOYEE

         Any Eligible Employee who:

         (a) Performs service for the Employer during the Plan Year and who, during the prior Plan Year received Compensation from the Employer in excess of $80,000 (as adjusted pursuant to Code
                  Section 415(d));

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         (b)      Is a 5% owner at any time during the prior Plan Year or Plan
                  Year; or

         (c) Separated from service (or was deemed to have separated) prior to the Plan Year, performs no service for the Employer during the Plan Year, and was a Highly Compensated Employee for either the Plan Year he terminated employment or any Plan Year ending on or after his 55th Birthday.

         The determination of Highly Compensated Employees may be made by the Committee on the basis of the "top-paid group" election in accordance with such regulations, notices or other guidance issued under Section 414(q) of the Code.

1.23     415 COMPENSATION

         A Participants wages, salaries, fees for professional service and other amounts of personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses and in the case of a Participant who is an Employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Participant's earned income (as described in Code
         Section 401(c)(2) and the regulations thereunder) paid or accrued during the "limitation year" it shall exclude:

         (a) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to the Plan, the contributions are not includible in the gross income of the Employee for the taxable year in which contributed,

         (b) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are deductible by the Employee under Code Section 219(a);

         (c) Any distributions from a plan of deferred compensation regardless of whether such amounts are includible in the gross income of the Employee when distributed except any amounts received by an Employee pursuant to an unfunded nonqualified plan of the Employees Employer to the extent such amounts are includible in the gross income of the Employee;

         (d) Amounts realized from the exercise of a nonqualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

         (e) Amounts realized from the sale, exchange or other dispositions of stock required

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                  under a qualified stock option;

         (f) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee).

         However, notwithstanding the foregoing, for Plan Years beginning after December 31, 1997, the term "415 Compensation" shall include any elective deferral as defined in Section 402(g)(3) of the Code, and any amount which is contributed or deferred by the Company at the election of the Participant and is not includible in the gross income of the Participant by reason of Section 125 of the Code.

1.24     HOUR OF SERVICE

         "Hour of Service" means:

         (a) Each hour for which an Employee is paid or entitled to payment by the Company for the performance of duties;

         (b) Each hour for which an Employee is paid or entitled to payment by the Company for reasons such as vacation, sickness or disability, other than for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which payment is actually made for amounts payable to the Employee; and

         (c) Each hour for which back pay (irrespective of mitigation of damages) has been either awarded or agreed to by the Company. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement or payment is made.

         In applying this definition, any ambiguity shall be resolved consistent with the rules set out at Department of Labor Reg. ss.ss. 2530.200b-2
         (b) and (c).

1.25     INDEPENDENT ADVISOR

         Any person, firm or corporation which has been appointed by the Administrative Committee pursuant to Section 12.4(k) to provide advice with respect to investment of the funds in any or in all of the Investment Funds described in Section 6.1.

         An independent advisor must be one of the following:

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         (a)      Registered as an investment advisor under the Investment
                  Advisors Act of 1940;

         (b)      A bank, defined under ERISA, or

         (c) An insurance company qualified under the laws of more than one state to manage, acquire or dispose of any asset of a Plan.

1.26     INVESTMENT MANAGER

         Any person, firm or corporation which satisfies the requirements of
         Section 3(38) of ERISA.

1.27     MATCHING CONTRIBUTION

         The contribution described in Section 3.2(a).

1.28     NONVESTED

         When a Participant is not vested in any portion of the Matching Contributions and/or Capital Accumulation Contributions allocated to his Accounts.

1.29     NON-HIGHLY COMPENSATED EMPLOYEE

         Any Eligible Employee who is not a Highly Compensated Employee under Plan Section 1.25.

1.30     NORMAL RETIREMENT AGE

         For all Participants who were participants in the Predecessor Plan on November 30, 1989, a Participants 65th birthday. For all other Participants, the later of (a) age sixty-five (65), or (b) the fifth
         (5th) anniversary of the date on which a Participant commenced participation.

1.31     NORMAL RETIREMENT DATE

         The first day of the calendar month in which a Participant attains Normal Retirement Age and retires.

1.32     ONE-YEAR BREAK-IN-SERVICE

         The twelve month period following an Anniversary Date in which the Participant does not complete more than five hundred (500) Hours of Service. Notwithstanding the foregoing, solely for the purpose of determining whether a Participant has incurred a One-Year
         Break-

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         In-Service, Hours of Service shall be recognized for "a maternity leave of absence."

         A "maternity leave of absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a One-Year Break-in-Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a maternity leave of absence shall be those that normally would have been credited but for such absence, or, in any case in which the Administrative Committee is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for any single maternity or leave of absence shall not exceed 501.

1.33     PARTICIPANT

         Any Eligible Employee who has commenced participation in the Plan in accordance with the provisions of Section 2 of the Plan.

1.34     PLAN

         LNR Property Corporation Savings Plan.

1.35     PLAN YEAR

         Plan Year means a twelve (12) month period commencing each January 1.

         In 1997, the Plan will have a short plan year from the Effective Date through December 31, 1997.

         The short plan year

         (a) is an additional computation period in computing Employees eligibility,

         (b)      is an additional computation period in computing
                  Year-of-Service,

         (c) is an additional year of participation in computing Normal Retirement Age.

         The percentage of Compensation for the short plan year ended December 31, 1997 will be the same for each Participant. The Contribution made hereunder shall be made as of the last day of December, 1997 and shall be made only for those Participants who are Employees as

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         of such date.

1.36     PREDECESSOR PLAN

         The Plan maintained by Lennar Corporation as of the effective date of the Plan.

1.37     SALARY DEFERRAL AGREEMENT

         A written agreement between a Participant and the Company which provides that the Participant's Compensation will be reduced by a whole percentage amount of such Compensation, not less than 1% nor more than 15%, and the Company will contribute an equivalent amount not less frequently than monthly to the Participant's Salary Deferral Account. A Participant may elect at any time to increase or decrease the amount by which his Compensation is to be reduced. He may also revoke his current Salary Deferral Agreement or, if he has already revoked such an agreement, enter into a new Salary Deferral Agreement at any time. The elections described above must be made on a written form prescribed or approved by the Administrative Committee and will be effective as of first payroll period of the calendar month following the calendar month in which the election is submitted.

1.38     SALARY DEFERRAL CONTRIBUTION

         The contribution described in Section 3.1(a).

1.39     TERMINATION OF EMPLOYMENT

         (a) The discharge of an Employee by his Employer, whether or not for cause and whether or not justified,

         (b) a statement made by an Employee to the Employer that he is quitting followed by the Employee's failure to report to work, or

         (c) the unexplained failure of an Employee to report to work when expected to report.

1.40     TRUST

         LNR Property Corporation Savings Plan Trust, created by the Trust Agreement entered into pursuant to Section 13 between the Company and the Trustees.

1.41     TRUSTEES

         The persons and/or bank or trust company which are named as Trustees in the Trust

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         Agreement.

1.42     VALUATION DATE

         The date the Trustee values the assets held in the Funds described in
         Section 6.1. Such dates shall be any day on which the New York Stock Exchange or any successor to its business is open for trading, or any such other date as may be designated by the Administrative Committee.

1.43     YEAR-OF-SERVICE

         A computation period during which an Employee has completed at least 1000 Hours of Service. For vesting purposes, the computation period shall be a Plan Year.

         In determining Years-of-Service for any participant in the Predecessor Plan, see the Preamble to the Plan. In determining Years-of-Service in
         Section 1.13(b), 4.1 and accumulated hours of service in Section 1.15, service performed for an Acquired Company prior to its acquisition may, at the Board's sole discretion, be counted as service performed for the Company. In no case shall the Board exercise its discretion to discriminate in favor highly compensated employees, as defined in Code
         Section 414(q), of the Acquired Company.

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                                    SECTION 2

                                  PARTICIPATION

2.1      COMMENCEMENT OF PARTICIPATION

         An Employee shall become a Participant in the Plan on the next January 1 or July 1 after he first becomes an Eligible Employee.

2.2      OBLIGATION OF PARTICIPANT

         When an Employee becomes eligible to participate, and thereafter from time to time, the Administrative Committee may require the Employee to furnish such information and fill out, sign and file such forms and documents as may be reasonably required for the administration of the Plan, including beneficiary designation forms, evidence of age and marital status, Salary Deferral Agreements, etc. If a Participant does not comply with any such reasonable requirements and if such non-compliance makes it impossible or unreasonably burdensome with respect to such Participant to administer the Plan, neither the Administrative Committee, the Employer, the Trustees, nor any other person, shall be obligated to administer the Plan for such Participant until such information is properly furnished, and no such person shall incur liability to such Participant or his beneficiary to the extent that any intended Plan benefit has not been obtained or is not available because of the Participant's or beneficiary's failure to furnish such information and fill out, sign and file such documents.

2.3      TERMINATION OF PARTICIPATION

         (a) Participation in the Plan continues until a Participant's Normal, Early or Deferred Retirement Date, death, Disability, or a One-Year-Break-In-Service following Termination of Employment.

         (b)      REEMPLOYMENT

                  (I)      VESTED EMPLOYEE

                           If a re-employed Employee had a non-forfeitable right to a portion of his accrued benefit at the time he terminated employment, then such Employee shall commence participation in the Plan immediately upon re-employment.

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                  (II)     NONVESTED EMPLOYEE

                           If a re-employed Employee had only a forfeitable right to his accrued benefit at the time he terminated employment, then only if his number of consecutive One-Year-Breaks-In-Service is less than five (5) will he be allowed to commence participation in the Plan immediately upon reemployment. Otherwise he shall be treated as a new Employee for purposes of eligibility to participate.

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                                   SECTION 3.

                                  CONTRIBUTIONS

3.1      SALARY DEFERRAL

         (a)      CONTRIBUTION:

                  The Company will contribute to a Participant's Salary Deferral Account the amount by which his Compensation was reduced pursuant to his Salary Deferral Agreement with the Company. Such contribution shall be made no later than the fifteenth business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash. Such contribution for any Participant shall be limited under Code Section 402(g) for the Participant's taxable year.

(b)      LIMITATION:

                  (I) Salary Deferral contributions for any Plan Year must satisfy at least one of the following tests found in Code Section 401(k)(3):

                           (A)      The average of the Actual Deferral
                                    Percentages for all Highly Compensated
                                    Employees does not exceed the product of
                                    1.25 and the average of the Actual Deferral
                                    Percentages of all Non-Highly Compensated
                                    Employees for the preceding Plan Year; or

                           (B) The excess of the average of the Actual Deferral Percentages for Highly Compensated Employees over the average of the Actual Deferral Percentages for Non-Highly Compensated Employees for the preceding Plan Year is not more than 2 percentage points, and the average of the Actual Deferral Percentages for the Highly Compensated Employees does not exceed twice the average of the Actual Deferral Percentages for the Non-Highly Compensated Employees for the preceding Plan Year.

                  Notwithstanding the foregoing, the Committee may elect to determine the permissible Actual Deferral Percentage for Highly Compensated Employees for any plan year beginning on or after January 1, 1997 on the basis of the Actual Deferral Percentage of the group of Non-Highly Compensated Employees for the current Plan Year rather than the preceding Plan Year, in accordance with such regulations,

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                  notices or other guidance issued under Section 401(k) of the
                  Code.

                  For purposes of determining the Actual Deferral Percentage, any plans which are treated as one plan for purposes of section 410(b) shall be treated as one plan. If a Highly Compensated Employee participates in two or more plans of an Employer, all deferrals under those plans shall be aggregated for purposes of determining the Actual Deferral Percentage of such Highly Compensated Employee.

         (c)      DISTRIBUTION OF EXCESS SALARY DEFERRAL CONTRIBUTIONS:

                  (I)      REDUCING THE EXCESS.

                           If the average of the Actual Deferral Percentage for the Highly-Compensated Employees exceeds the Section 3.1(b) limits, then the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent required to:

                           (A)      Enable the arrangement to satisfy the
                                    Section 3.1(b) limit; or

                           (B)      Cause such member's Actual Deferral
                                    Percentage to equal the Percentage of the member with the next highest Actual Deferral Percentage.

                           This process must be repeated until one of the
                           Section 3.1(b) limits is satisfied.

                  (II)     AMOUNT TO DISTRIBUTE

                           Once the process described above is completed, the total dollar amount of excess deferrals shall be determined. This amount shall be distributed in accordance with a leveling procedure under which the dollar amount of Salary Deferrals of the Highly Compensated Employee with the highest dollar amount of Salary Deferrals shall be reduced to the extent required to distribute the total amount of excess deferrals or, if it results in a lower reduction, to the extent required to cause such Highly Compensated Employee's dollar amount of Salary Deferrals to equal the dollar amount of Salary Deferrals of the Highly Compensated Employee with the next highest dollar amount of Salary Deferrals. This distribution procedure shall be repeated until all excess deferrals have been distributed.

                  (III)    DISTRIBUTION

                           The amount determined in 3.1(c)(I) and (II) above shall be distributed to the Participant within two and one-half months after the close of the Plan Year, but in no case shall any distributions occur more than twelve months after the close of the Plan Year.

3.2      MATCHING AND VOLUNTARY CONTRIBUTIONS

         (a)      MATCHING CONTRIBUTIONS

                  The Company at its sole discretion may, but shall not be obligated to, contribute to the Participant's Matching Accounts. The Company may advise the Participants at the beginning of each Plan Year, within a range of amounts, the contribution it intends to make to the Plan for the year. The actual amount of the contribution, if any, shall be determined by the Board after the end of the Plan Year, which shall be made without regard to the range of the intended contribution established at the beginning of the Plan Year. Such contribution shall be contingent upon the Participant having made a contribution during the Plan Year to his Salary Deferral Account. The amount of the Matching Contribution will be a percentage of the Participant's Salary Deferral Contribution. The same percentage will be used for each Participant who qualifies to receive a Matching Contribution for that Plan Year.

         (b)      VOLUNTARY CONTRIBUTIONS

                  A Participant may, in addition to amounts elected pursuant to
                  Section 3.1(a), designate that a percentage of his Compensation for the Plan Year be credited to his Voluntary Contribution Account as non-deductible contributions.

         (c) ANNUAL LIMIT ON THE AGGREGATION OF MATCHING AND VOLUNTARY CONTRIBUTIONS

                  Pursuant to Code Section 401 (m)(2), the average of the Actual Contribution Percentages for the Highly Compensated Employees shall not exceed the greater of (I) or (II) as follows:

                  (I) The average of the Actual Contribution Percentages for the Non-Highly Compensated Employees for the preceding Plan Year multiplied by one and one-quarter (1.25); or

                  (II) The average of the Actual Contribution Percentages for the Non-Highly Compensated Employees for the preceding Plan Year multiplied by two (2);

                           subject, however, to the additional limitation that the average of the Actual Contribution Percentages for the Highly Compensated Employees may not exceed the average of the Actual Contribution Percentages for the Non-Highly Compensated Employees for the preceding Plan Year by more than two (2) percentage points.

                  The limitation of this Section 3.2(c) shall be applied for each Plan Year. The limit in Section 3.2(c)(II) shall be adjusted in accordance with Treasury Regulation ss. 1.401(m)-2 to avoid duplicate use of the limit for any Highly Compensated Employee in violation of Code Section 401(m)(9).

                  Notwithstanding the foregoing, the Committee may elect to determine the permissible Actual Contribution Percentage for Highly Compensated Employees for any Plan Year beginning on or after January 1, 1997 on the basis of the Actual Contribution Percentage of the group of Non-Highly Compensated Employees for the current Plan Year rather than the preceding Plan Year, in accordance with such regulations, notices or other guidance issued under Section 401(m) of the Code.

         (d)      REALLOCATING CONTRIBUTIONS OVER THE ANNUAL LIMIT:

                  (I)      METHOD OF REALLOCATION

                           Pursuant to Treasury Regulation Section
                           1.401(m)-l(e)(2), if the average of the Actual Contribution Percentages for the Highly Compensated Employees exceeds the Section 3.2(c) limit, then the Actual Contribution Percentage of the Highly Compensated Employee with the highest Actual Contribution Percentage is reduced to the extent required to:

                           (A)      Enable the arrangement to satisfy the
                                    Section 3.2(c) limit; or

                           (B) Cause such Employee's Actual Contribution Percentage to equal the Percentage of the Highly Compensated Employee with the next highest Actual Contribution Percentage.

                           This process must be repeated until the Section 3.2(c) limit is satisfied.

                  (II)     AMOUNT TO REALLOCATE

                           Once the leveling procedure has been completed, the total dollar amount of excess aggregate contributions shall be determined. This amount shall be distributed in accordance with a leveling procedure under which the dollar amount of an Employee's Matching and Voluntary Contributions of the

                           Highly Compensated Employee with the highest dollar amount of Matching and Voluntary Contributions shall be reduced to the extent required to distribute the total amount of excess aggregate contributions or, if it results in a lower reduction, to the extent required to cause such Highly Compensated Employee's dollar amount of Matching and Voluntary Contributions to equal the dollar amount of Matching and Voluntary Contributions of the Highly Compensated Employee with the next highest dollar amount of Matching and Voluntary Contributions. This distribution procedure shall be repeated until all excess aggregate contributions have been distributed. In no case shall the amount of excess aggregate contributions with respect to any Highly Compensated Employee exceed the Matching and Voluntary Contributions made on behalf of such Employee in any Plan Year.

         (e)      REALLOCATION OF EXCESS OVER ANNUAL LIMIT

                  The Trustees shall reduce the Employee's Voluntary and Matching Contributions for the Plan Year in the following order until the amount to be reallocated, determined in
                  Section 3.2(d)(II) above, is satisfied.

                  (I) The Trustees shall refund the sum of the contributions made by the Participant to his Voluntary Contribution Account during the Plan Year under Section 3.2(b) above and any earnings thereon.

                  (II) The Participant shall forfeit any Matching Contributions made by the Company under Section 3.2(a) during the Plan Year and any earnings thereon. Such forfeiture shall be reallocated pursuant to
                           Section 5.2 and such reallocation shall take place by the end of the Plan Year immediately following the Plan Year in which the excess Matching Contributions were made.

3.3      CAPITAL ACCUMULATION CONTRIBUTION

         Following the end of each Plan Year, and within the period of time for filing the federal income tax return for the fiscal year of the Company ending with or within such Plan Year, the Company, at its sole discretion may, but shall not be obligated to, contribute to the Capital Accumulation Account of each Participant employed by the Company as of the last day of the Plan Year. Such Capital Accumulation Contribution made by the Company shall be allocated to the Capital Accumulation Account of each Participant employed by the Company as of the last day of the Plan Year in the same proportion that each such Participant's Compensation for the Plan Year bears to the Compensation of all such Participants for the Plan Year.

3.4      ROLLOVER CONTRIBUTION

         A Participant, or an Employee who the Administrative Committee reasonably believes will become a Participant, may elect to deposit, or have deposited on his behalf, the lump sum distribution received from:

         (a)      the trust of a qualified plan under Code Section 401(a); or

         (b) an Individual Retirement Account described in Code Section 408(d)(3)(A)(ii), but only if the lump sum distribution received represents the entire amount in the Individual Retirement Account.

         Such deposits shall be maintained in the Participant's Rollover Account and shall be subject to the other provisions of this Plan.

3.5      ANNUAL LIMITATION ON CONTRIBUTIONS

         (a)      LIMIT

                  In no event shall the aggregate of a Participant's Salary Deferral, Matching, Capital Accumulation and Voluntary Contributions and any Forfeitures allocated to him under Plan
                  Section 5.2(b) for any Plan Year exceed the lesser of:

                  (I) $30,000, as adjusted under Code Section 415(c)(1)(A), or

                  (II)     25% of the Participant's 415 Compensation.

         (b)      REALLOCATING EXCESS CONTRIBUTIONS

                  If the limitation in Section 3.5(a) is exceeded, the excess contribution for the Plan Year shall be reallocated from the following accounts, in the following order until the limit is met.

                  (I) The sum of the contributions made by the Participant to his Voluntary Contribution Account during the Plan Year under Section 3.2(b) above and any earnings thereon shall be distributed to the Participant within two and one-half months after the close of the Plan Year, but in no case shall any distributions occur more than twelve months after the close of the Plan Year.

                  (II) The amount contributed to the Participant's Salary Deferral Account during the Plan Year plus any earnings thereon shall be distributed to the Participant within two and one-half months after the close of the Plan Year, but in no case shall any distributions occur more than twelve months after the close of the Plan Year.

                                   SECTION 4.

                                     VESTING

4.1      MATCHING AND CAPITAL ACCUMULATION ACCOUNTS

         (a)      VESTING SCHEDULE

                  Effective for Participants employed by an Employer maintaining the Plan or and after January 1, 1999, a Participant's Matching Account and Capital Accumulation Account shall vest in accordance with the following schedule.

                  YEARS OF SERVICE                       THE NONFORFEITABLE
                                                         PERCENTAGE IS

                     Less than 1                                 -0-
                          1                                       20
                          2                                       40
                          3                                       60
                          4                                       80
                      5 or more                                  100

                  Each non-vested Participant shall lose Years-of-Service credited to him if his consecutive One-Year-Breaks-in-Service following his Termination of Employment equal or exceed five.

                  Notwithstanding the foregoing, Participants employed on December 31, 1998 by an Employer maintaining the Plan shall be fully vested in all amounts allocated to their Capital Accumulation Account as of January 1, 1999 and in all amounts allocated to their ESOP Account.

         (b)      EXCEPTIONS

                  A Participant's rights in his Matching Account and Capital Accumulation Account will Fully Vest upon the earlier of:

                  (I)      Normal Retirement Age;

                  (II)     Early Retirement Date;

                  (III)    Death; and

                  (IV)     Disability.

                  His rights will also Fully Vest if the Plan were to be terminated or all Employer contributions were permanently discontinued.

4.2      SALARY DEFERRAL, VOLUNTARY CONTRIBUTION AND ROLLOVER ACCOUNTS

         A Participant's Salary Deferral, Voluntary Contribution, and Rollover Accounts shall Fully Vest immediately upon contribution and shall not be subject to forfeiture for any reason.

                                   SECTION 5.

                                   FORFEITURES

5.1      FORFEITURES

         Following his Termination of Employment, a Participant will forfeit the nonvested portion of his Accounts upon the occurrence of the earlier of
         (a) five One-Year-Breaks In-Service, or (b) the distribution of his entire vested portion of his Accounts.

         Such distribution in (b) above shall be deemed to have occurred if the vested portion of the terminated Participant's Account is equal to zero. The Administrative Committee may in its sole discretion request that the Trustees sell any forfeited shares of Company Stock prior to the allocation of forfeiture under 5.2 below.

5.2      ALLOCATION

         (a) For any Plan Year, amounts forfeited in Section 5.1 above, including any earnings or losses incurred subsequent to the date of Forfeiture, shall first be applied to reduce the Company's contributions under Sections 3.1 and 3.3(a). The Administrative Committee shall determine by how much each Company contribution noted above will be reduced.

         (b) Any forfeitures remaining after the application of Section 5.2(a) above shall be contributed to the Capital Accumulation Accounts of those Participants who were Employees as of the last day of the Plan Year. Such contribution shall be made in the proportion that the Compensation of each such Participant bears to the Compensation of all such persons for the Plan Year.

5.3      RESTORATION OF BENEFITS

         The Company shall restore a re-employed Employee's benefits which were forfeited under Section 5.1 if the Employee incurred less than five consecutive One-Year-Breaks In-Service prior to re-employment.

                                    SECTION 6

                               INVESTMENT IN FUNDS

6.1      INVESTMENT FUNDS

         (a)      COMPANY COMMON STOCK FUND

                  The Company Common Stock Fund shall be invested by the Trustees primarily in common stock of the Company. Such investments will be made in such manner, at such prices, in such amounts, and at such times as the Trustees may in their sole discretion determine. Without limiting the foregoing, the Trustees may purchase common stock of the Company in the open market, by the exercise of any stock rights which may be acquired by the Trustees based upon the open market value; provided, however, that the Company may, at its option, deliver shares of common unissued shares in lieu of cash contributions, with such common stock being valued at its closing price (as reported in the Wall Street Journal) on the date of the contributions.

         (b)      PARTICIPANT DIRECTED ACCOUNTS

                  Notwithstanding any other provisions hereof the Administrative Committee may at any time determine that the Plan will permit each Participant (and the Beneficiary of a Participant, if applicable) to invest all of the funds in his Matching, Salary Deferral, Capital Accumulation, Voluntary Contribution or Rollover Accounts in a range of options, including the Company Common Stock Fund described above, beginning at the time specified by the Administrative Committee. Provided, however, that such investments shall not include "collectibles" as defined in IRS Section 408(m). After the effective date of such action the Participant may, from time to time, instruct the Administrative Committee, or other person designated by the Administrative Committee to purchase and/or sell assets of the type permitted for his Accounts. Notwithstanding the preceding, the Administrative Committee may establish reasonable rules limiting the investment discretion and investment timing of a Participant, and similar matters. Neither the Employer nor the Administrative Committee will be held liable for the Participant's investment choice, so long as the investment is made pursuant to this Section 6.1. Notwithstanding the foregoing, effective January 1, 1999, any amounts in a Participant's Capital Accumulation Account invested in the common stock of Lennar Corporation may remain invested in such stock, however, no new amounts may be allocated or transferred to investment in Lennar Corporation common stock.

(c)      VOTING AND TENDER RIGHTS

                  The Trustee will vote all Company Stock held in the Accounts of Participants as directed by the Participant for whom the accounts are held. The Trustee will vote and/or tender all stock held for the accounts of Participants from whom no instructions are received and all Company Stock which is not credited to Participant's Accounts, pro rata to the manner in which shares for which instructions were received voted and/or were tendered. Employees shall be named fiduciaries of the plan to the extent that they exercise rights pursuant to this section.

6.2      INVESTMENT PERFORMANCE

         (a)      EFFECT ON INVESTMENT FUNDS

                  Income or losses from the investments in each Investment Fund above shall correspondingly increase or decrease the same Investment Fund.

         (b)      ADJUSTMENT OF ACCOUNTS

                  The Administrative Committee shall adjust, as of each Valuation Date, the balance of each Participant's Matching, Salary Deferral, Capital Accumulation, Voluntary Contribution and Rollover Accounts to reflect the current fair market value of the assets in which such Accounts are invested. Such accounts may be adjusted more frequently than each Valuation Date but in no case shall be adjusted any less frequently.

6.3      INDEPENDENT APPRAISER

         In the event that the trust shall hold any securities issued by the employer which are not readily tradable on an established securities market, all valuations of such securities shall be performed by an independent appraiser meeting the requirements prescribed in regulations issued pursuant to section 170(a)(1) of the Code.

                                   SECTION 7.

                                  DISTRIBUTIONS

7.1      DISTRIBUTIONS DURING EMPLOYMENT

         (a)      WITHDRAWALS

                  (I)      ESOP ACCOUNT

                           A Participant may at any time after January 1, 1999 and prior to April 1, 1999 elect in the manner established by the Administrative Committee to withdraw from his ESOP Account any vested benefits. The valuation date of the benefits attributed to the contribution shall be the day preceding the date of distribution.

                  (II)     VOLUNTARY CONTRIBUTIONS ACCOUNT

                           A Participant may withdraw the benefits in his Voluntary Contribution Account, at any time except that the withdrawal amount cannot be less than $500 unless the Participant withdraws his total account balance. Distribution shall be made as soon as practicable following receipt of the request for distribution. The valuation date of the benefits to be withdrawn shall be the date immediately preceding the day of distribution.

                  (III)    SALARY DEFERRAL ACCOUNT

                           (A)      WITHDRAWAL

                                    A Participant may withdraw Salary Deferral
                                    Contributions or Rollover Contributions to meet the need created by a Financial Hardship. Such withdrawal shall be consistent with Treasury Regulation 1.401(k)-l(d)(2) and such other regulations as the Secretary of the Treasury may prescribe.

                           (B)      DETERMINATION OF HARDSHIP

                                    (i)      The determination of whether a
                                             Financial Hardship exists shall be
                                             made by the Administrative
                                             Committee, in its absolute
                                             discretion and on a
                                             nondiscriminatory basis. The
                                             Participant shall complete and
                                             submit to the Administrative

                                             Committee a Financial Hardship
                                             withdrawal form on which he shall
                                             state the reason for the need, the
                                             amount necessary to satisfy the
                                             Financial Hardship, and that funds
                                             are not reasonably available from
                                             other sources.

                                    (ii)     Pursuant to Treasury Regulation
                                             1.401(k)-l(d)(2)(ii)(B), a
                                             Financial Hardship is deemed to
                                             occur if it cannot be relieved:


                    a) Through reimbursement or compensation by insurance or otherwise;

                                    b)       By reasonable liquidation of the
                                             Employee's assets, to the extent
                                             such liquidation would not itself
                                             cause an immediate heavy financial
                                             need;

                                    c)       By cessation of Salary Deferral
                                             Contributions under Section 3.1(a)
                                             of the Plan; or

                                    d)       By other distributions or
                                             non-taxable (at the time of the
                                             loan) loans from Plans maintained
                                             by the Employer or by any other
                                             Employer, or by borrowing from
                                             commercial sources on reasonable
                                             commercial terms.

                           (iii)    Pursuant to Treasury Regulation
                                    1.401(k)-l(d)(2)(iii)(A), a distribution will be deemed to be made on account of a Financial Hardship if it is for:

                                    a)       Medical Expenses as described in
                                             Section 213 (d) of the Code
                                             incurred by the Employee, the
                                             Employees spouse or any dependents
                                             of the Employee;

                                    b)       Purchase (excluding mortgage
                                             payments) of a principal residence
                                             of the Employee;

                                    c)       Payment of tuition for the next
                                             semester or quarter of
                                             post-secondary education for the
                                             Employee, his or her spouse,
                                             children, or dependents; or

                                    d)       The need to prevent the eviction of
                                             the Employee from his principal
                                             residence or foreclosure on the
                                             mortgage of the Employee's
                                             principal residence.

                           (C)      RESTRICTIONS ON WITHDRAWALS

                                    (i)      No investment income related to the
                                             Salary Deferral Contributions may
                                             be withdrawn.

                                    (ii)     The withdrawn amount cannot exceed
                                             the sum of the amounts credited to
                                             the Participant's Salary Deferral
                                             Account and Rollover Account.

                                    (iii)    No amount shall be withdrawn from
                                             the Participant's Salary Deferral
                                             Account while there are amounts
                                             credited to the Participant's
                                             Voluntary Contribution Account
                                             which may be distributed.

                           (D)      EFFECT OF DISTRIBUTION

                                    In the event of such a withdrawal by a
                                    Participant, the Participant will not be permitted to make Salary Deferral and Voluntary Contributions until the next Enrollment Date following the one-year anniversary of such withdrawal.

         (b)      LOANS

                  (I) A Participant or former Participant may apply for a loan from his Salary Deferral, Matching, Capital Accumulation, Rollover or Voluntary Contribution Accounts by making a request to the Administrative Committee specifying the amount requested, the proposed use of the loan proceeds, and the proposed method of repayment. The Administrative Committee shall determine whether the loan should be approved, the amount of such loan, the repayment terms, the rate of interest to be charged, and all other loan terms. The minimum amount of any loan shall be $1,000. The loan shall be secured by, and cannot exceed, 50% of the Participants nonforfeitable accrued benefit in his Salary Deferral, Matching, Capital Accumulation, Rollover and Voluntary Contribution Accounts at the time the loan is entered into. The loans interest rate shall be in accordance with rates normally charged by banks for similar loans. The loan shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is used (determined at the time the loan is made) as a principal residence of the

                           Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years.

                  (II)     LIMIT

                           Loans made pursuant to this Section 7.1(b) (when added to the outstanding balance of all other loans made by the Plan to the Participant) shall be limited at the time the loan is entered into to the lesser of:

                           (A) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

                           (B)      one-half (1/2) of the Participant's
                                    non-forfeitable accrued benefit in his
                                    Salary Deferral, Matching, Capital
                                    Accumulation, Rollover and Voluntary
                                    Contribution Accounts.

7.2      DISTRIBUTIONS UPON SEPARATION FROM SERVICE

         (a)      RETIREMENT

                  (I) Upon a Participant's Normal or Early Retirement Date he shall receive his benefits in a lump sum no later than the later of:

                           (A) Sixty (60) days following the last day of the month in which he attains his Normal or Early Retirement Date; or

                           (B) Sixty (60) days after the earliest date on which the amount of such benefits can be ascertained.

                           Distributions of benefits other than Company Stock shall be valued as of the Valuation Date immediately preceding his Normal or Early Retirement Date.

                           In no event shall such distribution commence later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy-and one-half (70 1/2) except if the Participant attained age 70 1/2 before January 1, 1988, in which case the distribution may commence April 1 of the calendar year following the calendar year in which the employee retires.

                  (II) SPECIAL PROVISION FOR A PARTICIPANT WHO ATTAINS AGE 70 1/2 AFTER DECEMBER 31,

                           1987 AND RETIRES AFTER AGE 70 1/2

                           In addition to the required distribution of the total amount in the Participants Accounts as of age 70 1/2 under Section 7.2(a)(I), additional benefits which are contributed to his Accounts for Plan Years after age 70 1/2 must be distributed no later than the later of:

                           (A) Sixty (60) days after the Anniversary Date of the Plan Year within which the Contributions were made, or

                           (B) Sixty (60) days after the earliest date on which the amount of such benefits can be ascertained.

                           However, for Plan Years beginning after December 31, 1996: (A) the distribution of the Accounts of any Participant who is a 5% owner (as defined in section 416(i) of the Code) and who attains age 70 1/2 in a Plan Year must commence not later than April 1 of the next Plan Year (even if he has not terminated Service) and must be made in accordance with the regulations under section 401(a)(9) of the Code, including Section 1.401(a)(9)-2 of the regulations thereunder; and (B) distribution of the Accounts of any other Participant who has attained age 70 1/2 may be made upon the election of the Participant.

         (b)      DISABILITY

                  The Administrative Committee shall distribute the benefits payable to a Participant upon sustaining Disability no later than the later of sixty (60) days following the last day of the month in which Disability is determined by the Administrative Committee under Section 1.12 or sixty (60) days after the earliest date on which the amount of such benefits can be ascertained. Distributions of benefits other than Company Stock shall be valued as of the Valuation Date immediately preceding the date of distribution. Such benefits shall be paid in a lump sum.

         (c)      DEATH BENEFITS

                  (I) Unless otherwise elected as provided below, upon the death of a Participant while in the employ of the Company his surviving spouse shall be entitled to receive benefits equal to the total amount in the deceased Participant's Accounts. Such benefits shall be paid in a lump sum, no later than the later of sixty (60) days following the last day of the month in which the Administrative Committee determines such Participant's death or sixty (60) days after the earliest date on which the amount of such benefits can be ascertained. Distributions of benefits other than Company Stock shall be valued as of the Valuation Date immediately preceding the date of distribution. The Committee may require such proof of death and such evidence of the right of any person to receive payment of a deceased Participant's interest in the Trust Fund as the Committee may deem desirable.

                  (II) The benefits described in Section 7.2(c)(I) may be paid to the Participant's designated beneficiary and not to the Participants surviving spouse only if (1) the Participant elected that a designated beneficiary other than his surviving spouse receive such benefits, and (2) the Participant's spouse consented to such election in writing. Such spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrative Committee that the consent cannot be obtained because there is no spouse, the spouse cannot be located or other circumstances that may be prescribed by Treasury regulations. The election by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse, but may not be otherwise amended without the spouse's consent. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                  (III)    ABSENCE OF VALID DESIGNATION OF BENEFICIARIES

                           Except as provided in Sections 7.2(c)(I) and (II), if, on the death of a Participant, former Participant, or beneficiary, there is no valid designation of beneficiary on file with the Company, the Administrative Committee shall designate as the beneficiary, in the following order of priority: the surviving spouse; surviving children, including adopted children, in equal shares; surviving parents, in equal shares; or the Participant's estate. The Administrative Committee's determination of this matter shall be binding.

         (d)      TERMINATION OF EMPLOYMENT

                  (I)      GENERAL

                           Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the distributee in a direct rollover.

                           (A)      DEFINITIONS

                           (i)      ELIGIBLE ROLLOVER DISTRIBUTION

                                    An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributees designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (ii)     ELIGIBLE RETIREMENT PLAN

                                    An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401 (a) of the Code, that accepts the distributees eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (iii)    DISTRIBUTEES

                                    A distributee includes an Employee or former
                                    Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the

                                    Code, are distributees with regard to the interest of the spouse or former spouse.

                           (iv)     DIRECT ROLLOVER

                                    A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         (II)     PAYMENT OF VESTED BENEFITS

                  (A) A Participant who incurs a Termination of Employment may elect to receive such vested accrued benefits in a lump sum prior to his Early Retirement or Normal Retirement Dates. Such election must be made within 60 days of termination. Upon receipt of such election, the Trustee shall distribute the Participant's vested accrued benefits no later than the later of:

                           (i) Sixty (60) days after the next Valuation Date following the date he incurred his Termination of Employment; or

                           (ii) Sixty (60) days after the earliest date on which the amount of such benefits can be ascertained.

                           (B)      EXCEPTIONS

                                    (i)     DEATH AND DISABILITY

                                            For purposes of Section
                                            7.2(d)(II)(A) above, if a
                                            Participant who incurs a Termination
                                            of Employment becomes disabled or
                                            dies prior to the applicable
                                            distribution date above, then his
                                            account balances shall be
                                            distributed in accordance with
                                            Sections 7.2(b) or (c), whichever is
                                            applicable, as if he were an
                                            Employee on the date of disability
                                            or death.

                                    (ii)     HARDSHIP

                                    a)       WITHDRAWAL

                                    A Participant may withdraw his vested
                                    accrued benefits prior to the date noted in
                                    Section 7.2(d)(II)(A) to meet the need
                                    created by a Financial Hardship.

                                    b)       DETERMINATION OF HARDSHIP

                                    The determination of whether a Financial
                                    Hardship exists shall be made by the
                                    Administrative Committee, in its absolute discretion and on a nondiscriminatory basis. The Participant shall complete and submit to the Administrative Committee a Financial Hardship withdrawal form on which he shall state the reason for the need, the amount necessary to satisfy the Financial Hardship, and that funds are not reasonably available from other sources.

                                    A Financial Hardship shall be deemed to
                                    occur if it cannot be relieved:

                                    (i)      Through reimbursement or
                                             compensation by insurance or
                                             otherwise;

                                    (ii)     By reasonable liquidation of the
                                             Employee's assets, to the extent
                                             such liquidation would not itself
                                             cause an immediate heavy financial
                                             need;

                                    (iii)    By other distributions or non-
                                             taxable (at the time of the loan)
                                             loans from Plans maintained by the
                                             Employer or by any other Employer,
                                             or by borrowing from commercial
                                             sources on reasonable commercial
                                             terms.

                                    A distribution will be deemed to be made on account of a Financial Hardship if it is for:

                                    (i)      Medical Expenses as described in
                                             Section 213 (d) of the Code
                                             incurred by the Employee, the
                                             Employee's spouse or any dependents
                                             of the Employee;

                                    (ii)     Payment of tuition for the or next
                                             semester or quarter of
                                             post-secondary education for the
                                             Employee, his or her spouse,
                                             children, or
                                             dependents; or

                                    (iii)    The need to prevent the eviction of
                                             the Employee from his principal
                                             residence or foreclosure on the
                                             mortgage of the Employee's
                                             principal residence.

                                    c)       Vested accrued benefits shall be
                                             distributed no later than the later
                                             of

                                    (i)      Sixty (60) days after the last day
                                             of the month in which the
                                             Administrative Committee has
                                             determined that a Financial
                                             Hardship exists; or

                                    (ii)     Sixty (60) days after the earliest
                                             date on which the amount of such
                                             benefits can be ascertained.

                                    d)       Distributions of benefits shall be
                                             valued as of the Valuation Date
                                             immediately preceding the date of
                                             distribution.

7.3      DISTRIBUTEES RIGHT TO DEMAND COMPANY STOCK

         A Participant, or his beneficiary, entitled to a distribution from his Capital Accumulation Account shall have the right to demand that the distribution of any contribution to his Capital Accumulation Account prior to January 1, 1999, be in the form of Company Stock.

7.4      INCOMPETENCE OF DISTRIBUTEE

         If the Administrative Committee receives evidence that a person entitled to receive any distribution under the Plan is physically or mentally incompetent or incompetent by reason of age to receive such distribution and give valid release therefor, such distribution may be made to the guardian, committee, or other representative of such person duly appointed by a court of competent jurisdiction. If a person or institution other than a guardian, committee or other representative of such person who has been duly appointed by a court of competent jurisdiction is then maintaining or has custody of such incompetent person, the distribution may be made to such other person or institution and the release to such other person or institution shall be a valid and complete discharge for the distribution.

7.5      LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

         In the event that all, of any portion that the distribution payable to a Participant or his beneficiary under Section 7.2 remains unpaid solely by reason of the inability of the Administrator to ascertain the whereabouts of such Participant or his beneficiary after sending a registered letter, return receipt requested, to the last known address, and further diligent effort, an Individual Retirement Account, as defined in Code Section 408, shall be established in the persons name and the distribution shall be deposited therein.

7.6      PUT OPTION

         The Company shall provide a "put option" to any Participant (or Beneficiary) who receives a distribution of Company Stock which is not readily tradable on an established market. The put option shall permit the Participant (or Beneficiary) to sell such Company Stock to the Company at any time during two option periods, at the then fair market value. The first put option period shall be for at least 60 days beginning on the date of distribution. The second put option period shall be for at least 60 days beginning after the new determination of fair market value (and notice to the Participant thereof) in the following Plan Year. The Company may allow the Trust to purchase shares of Company Stock tendered to the Company under a put option. The payment for any Company Stock sold under a put option shall be made within 30 days if the shares were distributed as part of an installment distribution. If the shares were distributed in a lump sum distribution, payment shall commence within 30 days and may be made in a lump sum or in substantially equal, annual installments over a period not exceeding five years, with adequate security provided and interest payable at a reasonable rate on any unpaid installment balance.

7.7      RESTRICTIONS

         Shares of Company Stock held or distributed by the Trust may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws. Except as otherwise provided in this
         Section 7, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this Section 7.7 are nonterminable and shall continue to be applicable to Company Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

                                   SECTION 8.

                            AMENDMENT AND TERMINATION

8.1      AMENDMENT

         The Company reserves the right to amend the Plan at any time and from time to time, in whole or in part, including, without limitation, retroactive amendments necessary or advisable to qualify the Plan and Trust under the provision of Section 401(a) of the Internal Revenue Code, or any successor or similar statute hereafter enacted. However, except as set forth in Section 8.3, no such amendment shall (1) cause any part of the assets of the Plan and Trust to revert to or be recoverable by the Company or be used for or diverted to purposes other than the exclusive benefit of Participants, former Participants, and beneficiaries; (2) deprive any Participant, former Participant, or beneficiary of any benefit already vested; (3) alter, change, or modify the duties, powers, or liabilities of the Trustees without its written consent; or (4) permit any part of the assets of the Plan and the Trust to be used to pay premiums or contributions of the Company under any other plan maintained by the Company for the benefit of its Employees. No amendment to the vesting schedule shall deprive a Participant of his unenforceable rights to benefits accrued to the date of the amendment. Further, if an amendment to the vesting schedule of the Plan reduces the vesting percentage of a Participant with at least 3 Years of Service, the Participant may elect, within a reasonable period after the adoption of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to the amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of (1) 60 days after the amendment is adopted, (2) 60 days after the amendment becomes effective, (3) 60 days after the Participant is issued written notice of the amendment by the Company or by the Administrative Committee.

8.2      TERMINATION, PARTIAL TERMINATION, OR COMPLETE DISCONTINUANCE OF
         CONTRIBUTIONS

         Although the Company has established the Plan with the intention and expectation that it will make contributions indefinitely, nevertheless the Company shall not be under any obligation or liability to continue its contributions or to maintain the Plan for any given length of time. The Company may in its sole and absolute discretion discontinue contributions or terminate the Plan in whole or in part in accordance with its provisions at any time without any liability for the discontinuance or termination. If the Plan shall be terminated or partially terminated or if contributions of the Company shall be completely discontinued, the rights of all affected Participants in their Accounts shall become 100% vested and nonforfeitable notwithstanding any other provisions of the Plan. However, the Trust shall continue until all Participant's Accounts have been completely distributed to or for the benefit of the Participants in accordance with the Plan.

8.3      PERMISSIBLE REVERSIONS

         (a)      Notwithstanding any other provision of the Plan:

                  (I) No Participant nor beneficiary shall have any right or claim to any assets of the Trust or to any benefit under the Plan before the Internal Revenue Service determines that the Plan and Trust qualify under the provisions of Code Section 401(a), or any statute of similar import, other than any vested rights or benefits accrued represented by any assets transferred from a predecessor plan as defined in Internal Revenue Code Section 411, to the extent vested upon transfer to this Plan and Trust from such predecessor plan. Upon the distribution to the Participants of any vested amounts or benefits transferred from a predecessor plan and the return of any remaining contributions to the Company following the denial of initial qualification of the Plan and Trust under the provisions of Code Section 401 (a) the Trust provided for in this Plan shall be terminated and the Trustees shall be discharged from all obligations hereunder.

                  (II) To the extent the Company's contributions are made by reason of a mistake of fact, they may be returned to the Company within one year from the date of contribution.

                  (III) If the Company's contributions are conditioned on their deductibility for federal income tax purposes, to the extent the deduction is disallowed they may be returned to the Company within one year from the date of the disallowance.

(b) The amounts that may be returned to the Company under Sections 8.3(a)(ii) and 8.3(a)(iii) above shall be the excess of the amounts contributed over the amounts that would have been contributed had there not been a mistake of fact or mistake in determining the deduction, as applicable. No earnings on the mistaken or nondeductible contributions may be returned to the Company and losses sustained by the Trust after the date of contribution shall proportionately reduce the amount that may be returned to the Company.

                                   SECTION 9.

                                     CLAIMS

         Distributions of Accounts under the Plan will normally be made without a Participant (or beneficiary) having to file a claim for benefits. However, a Participant (or beneficiary) who does not receive a distribution to which he believes he is entitled may present a claim to the Administrative Committee for any unpaid benefits. All questions and claims regarding benefits under the Plan shall be acted upon by the Administrative Committee.

         Each Participant (or beneficiary) who wishes to file a claim for benefit with the Administrative Committee shall do so in writing, addressed to the Committee or to the Company. If the claim for benefits is wholly or partially denied, the Committee shall notify the Participant (or beneficiary) in writing of such denial of benefits within ninety (90) days after the Committee initially received the benefit claim.

         Any notice of a denial of benefits shall advise the Participant (or beneficiary) of:

         (a)      the specific reason or reasons for the denial;

         (b) the specific provisions of the Plan on which the denial is based;

         (c) any additional material or information necessary for the Participant (or beneficiary) to perfect his claim and an explanation of why such material or information is necessary; and

         (d) the steps which the Participant (or beneficiary) must take to have his claim for benefits reviewed.

         Each Participant (or beneficiary) whose claim for benefits has been denied shall have the opportunity to file a written request for a full and fair review of this claim by the Administrative Committee, to review all documents pertinent to his claim and to submit a written statement regarding issues relative to his claim. Such written request for review of his claim must be filed by the Participant (or beneficiary) within sixty (60) days after receipt of written notification of the denial of his claim. The Committee shall schedule an opportunity for a full and fair hearing of the issue within the next thirty (30) days. The decision of the Committee will be made within thirty (30) days thereafter and shall be communicated in writing to the claimant. Such written notice shall set forth the specific reasons and specific Plan provisions on which the Committee based its decision.

         All notices by the Administrative Committee denying a claim for benefits, and all decisions on requests for a review of the denial of a claim for the benefits, shall be written in a manner calculated to be understood by the Participant (or beneficiary) filing claim for requesting the review.

                                   SECTION 10.

                               TOP HEAVY PROVISION

10.1     APPLICATION OF TOP-HEAVY PROVISIONS

         If the sum of the Present Value of Accrued Benefits of Participants who are "Key Employees" for such Plan Year and the Aggregate Accounts of all the Key Employees under this Plan and of an Aggregation Group, exceed sixty percent of the sum of the Present Value of Accrued Benefit and Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group, then the following provisions under this Section shall apply for such Plan Year.

         The date for determining the applicability of this Section (determination date) is the last day of the preceding Plan Year.

         (a) If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account Balance shall not be taken in account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not received any Compensation from any Employer maintaining the Plan (other than benefits under the Plan) at any time during the five year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

         (b)      SUPER TOP HEAVY

                  This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, the sum of Present Value of Accrued Benefits of Key Employees in the Aggregate Accounts of Key Employees under this Plan and all Plans of the Aggregation Group, exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits in the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of the Aggregate Group.

         (c)      AGGREGATE ACCOUNT

                  Participant's Aggregate Account as of the Determination Date is the sum of:

                  (I) Participant's Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

                  (II) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

                  (III) any Plan distributions made within the Plan Year that includes the Determination Date or within the four
                           (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions' are already Included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted;

                  (IV) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance;

                  (V) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance; and

                  (VI) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

         (d)      AGGREGATION GROUP

                  "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                  (I)      REQUIRED AGGREGATION GROUP:

                           In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                  (II)     PERMISSIVE AGGREGATION GROUP:

                           The Employer may also include any other plan not required to be included in the Required Aggregation Group, Provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                  (III) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

         (e)      DETERMINATION DATE

                  "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

         (f)      PRESENT VALUE OF ACCRUED BENEFIT

                  In the case of a defined benefit plan, a Participant's Present Value of Accrued Benefit shall be as determined under the provisions of the applicable defined benefit plan.

         (g)      TOP HEAVY GROUP

                  "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                  (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

                  (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

         (h)      TOP HEAVY PLAN YEAR

                  "Top Heavy Plan" Year means that, for a particular Plan Year, the Plan is a Top Heavy Plan.

10.2     KEY EMPLOYEES

         For purposes of this Section, the term "Key Employee" means any Employee or former Employee (and his beneficiaries) who, at any time during the Plan Year or any of the preceding four Plan Years, is:

         (a) An officer of the Employer and has annual compensation (as defined in Code Section 414(q)(7)) greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

         (b) One of ten employees having annual compensation (as defined in Code Section 414(q)(7)) greater than $30,000 (or such amount adjusted in accordance with Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in an Employer;

         (c)      A five percent owner of the Employer; and

         (d) A one percent owner of the Employer who has annual compensation (as defined in

                  Section 414(q)(7)) more than $150,000.

         A five percent owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent of the outstanding stock of an Employer or stock possessing more than five percent of the total combined voting power of all stock of an Employer. A one percent owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent of the outstanding stock of an Employer or stock possessing more than one percent of the total combined voting power of all stock of an Employer. If an Employee ceases to be a Key Employee, such Employee's Account balances shall be disregarded under the top heavy plan computation for any Plan Year following the last Plan Year for which the Employee was treated as a Key Employee. The Account Balances of an Employee who has not performed any service for an Employer at any time during the five year period ending on the Determination Date are excluded from the calculation to determine top heaviness. For purposes of clause (a) above no more than the lesser of (i) fifty Employees, or
         (ii) the greater of three Employees or ten percent of all Employees, are to be treated as Key Employees. For purposes of clause (b) above, if two Employees have the same interest in an Employer, the Employee having greater annual compensation from an Employer shall be treated as having a larger interest. For purposes of determining the number of officers taken into account under clause (a), Employees described in Code Section 414(q)(8) shall be excluded.

10.3     NON-KEY EMPLOYEE

         Any employee or former employee (and his beneficiaries) who is not a Key Employee.

10.4     ADDITIONAL RULES

         In determining the sum of the account balances under a defined contribution plan, Employer contributions and Employee contributions shall be taken into account. The account balance in a defined contribution plan will include any amount distributed to a Participant within the five year period ending on the Determination Date.

10.5     VESTING REQUIREMENTS

         If this Plan is determined to be top-heavy in any Plan Year under the provisions of paragraph 10.1 or 10.3, then a Participant's right to the contributions allocated to his Accounts shall vest in accordance with the following schedule:

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

               YEARS OF SERVICE                  VESTING PERCENTAGE
               ----------------                  ------------------

                 Less than 1                             0
                      1                                  20
                      2                                  40
                  3 or more                             100

         For this purpose, the term "Year of Service" shall be as defined in
         Section 1. Once the above schedule applies to a Participant, it will continue to apply to him, whether or not the Plan is top-heavy in any subsequent years, for as long as he remains a Participant.

10.6     MINIMUM BENEFIT

         If this Plan is determined to be top-heavy in any Plan Year under the provisions of paragraph 10.1 or 10.3, then the contribution for such Plan Year to be allocated to each Participant who is not a Key Employee in such Plan Year shall not be less than three percent of such Participants compensation (as defined in Code 414(q)(7)) or such lesser percentage as may be made with respect to Key Employees in such Plan Year. Amounts contributed under Plan Section 3.2(a) shall be taken into consideration in determining the lesser percentage for Key Employers noted in the immediately preceding sentence.

10.7     CEILING ON INCLUDIBLE COMPENSATION

         If this Plan is determined to be top-heavy in any Plan Year under the provision of paragraph 10.1 or 10.3, then only the first $200,000 of a Participant's compensation (as defined in Code Section 414(q)(7)) may be taken into account in determining the amount of the allocation to such Participant's Account for the Plan Year. The $200,000 limit shall automatically be adjusted for the Plan Years beginning after 1985 to the extent permitted by the Internal Revenue Service.

                                   SECTION 11.

                                  MISCELLANEOUS

11.1     LIMITATION OF RIGHTS; EMPLOYMENT RELATIONSHIP

         Neither the establishment of the Plan and the Trust nor any modifications of them, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as modifying or affecting in any way the terms of employment of any Employee.

11.2     MERGER; TRANSFER OF ASSETS

         (a) If the Company merges or consolidates with or into a corporation, or if substantially all the assets of the Company are transferred to a corporation, the Plan shall terminate on the effective date of the merger, consolidation, or transfer. However, if the surviving corporation resulting from the merger or consolidation, or the corporation to which the assets have been transferred, adopts this Plan, the Plan shall continue and the successor corporation shall succeed to all rights, powers, and duties of the Company under the Plan, and the employment of any Employee who is continued in the successor corporations employ shall not be deemed to have been terminated for any purpose under the Plan.

         (b) This Plan shall not be merged or consolidated with any other employee benefit plan, nor shall there by any transfer of assets or liabilities from this Plan to any other plan, unless, immediately after the merger, consolidation, or transfer, each Participants benefits, if the other plan were then to terminate, are at least equal to the benefits to which the Participant would have been entitled had this Plan been terminated immediately before the merger, consolidation, or transfer.

11.3     PROHIBITION AGAINST ASSIGNMENT

         (a) Except as provided below, the benefits provided by this Plan may not be assigned or alienated. Neither the Company nor the Trustees shall recognize any transfer, mortgage, pledge, hypothecation, order, or assignment by any Participant or beneficiary of all or part of his interest under the Plan, and the interest shall not be subject in any manner to transfer by operation of law and shall be exempt from the claims of creditors or other claimants from all orders, decrees, levies, garnishment, and/or executions, and other legal or equitable process or proceedings against the Participant or beneficiary to the fullest extent that may be permitted by law.

         (b) This provision shall not apply to the extent a Participant or beneficiary is indebted to the Plan, for any reason, under any provision of this Agreement. At the time a distribution is to be made to or for a Participant's or beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness, shall be paid by the Trustees to the Trustees or the Administrative Committee, at the direction of the Administrative Committee, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or beneficiary must be given written notice by the Administrative Committee that such indebtedness is to be so paid in whole or part from his account. If the Participant or beneficiary does not agree that the indebtedness is a valid claim against his vested Accounts, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Section 9.

         (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrative Committee under the Code. The Administrative Committee shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

11.4     APPLICABLE LAW; SEVERABILITY

         This Plan shall be construed, administered, and governed in all respects in accordance with ERISA and the laws of the State of Florida, provided, however, that if any provision is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with the Plans "being a qualified employees" cash or deferred profit sharing plan within the meaning of the Internal Revenue Code. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

11.5     RELIANCE UPON COPY OF PLAN

         Any person dealing with the Trustees may rely upon copies of the Plan and the Trust Agreement, and any amendments thereto, certified by the Administrative Committee to be true and correct copies.

11.6     GENDER AND NUMBER; CAPTIONS OR HEADINGS

         Wherever appropriate to the meaning or interpretation of this Plan, the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa. Captions or headings are inserted and intended for organizational format and convenience of reference only; they are not to be given independent substantive meaning or effect.

                                   SECTION 12.

                            ADMINISTRATIVE COMMITTEE

12.1     APPOINTMENT OF COMMITTEE

         The Board shall appoint the Administrative Committee (the "Committee") the members of which shall serve at the pleasure of the Board, without bond, unless a bond shall be requested by the Board or secured voluntarily by a member. Any member of the Committee who is not an officer or employee of an Employer may be compensated for services as a member of the Committee. The Committee members may, but need not be, Participants under the Plan. Vacancies arising shall be filled in the same manner as appointments. Any member of the Committee may resign by delivering a written resignation to the Board and to the Secretary of the Committee and such resignation will become effective upon such delivery or at any later date specified therein.

12.2     COMMITTEE ORGANIZATION

         The members of the Committee shall elect from their number a Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Chairman and the Secretary shall serve without bond and without compensation at the pleasure of the Committee.

12.3     COMMITTEE MEETINGS

         The Committee shall hold meetings upon such notice, at such time, and at such place as it may determine. A majority of the members of the Committee shall constitute a quorum for the transaction of business. All resolutions of actions taken by the Committee shall be by vote of a majority of those present at a meeting, or, if they act without a meeting, by unanimous written consent of the members of the Committee.

12.4     COMMITTEE FUNCTIONS AND POWERS

         The Committee shall be the administrator of the Plan, and its duties shall include, without limitation, powers with respect to the administration of the Trust as may be conferred upon it by the Trust Agreement and by the Plan. The Committee shall have the power to take all action and to make all decisions that shall be necessary or proper in order to carry out the provisions of the Plan and, without limiting the generality of the foregoing, the Committee shall have the following powers:

         (a) to make (and enforce by suspension or forfeiture) such rules and regulations as it shall deem necessary or proper for the efficient administration of the Plan;

         (b)      to interpret or construe the Plan;

         (c) to decide questions concerning the Plan and the eligibility of any Employee to participate therein and the right of any person to receive benefits thereunder;

         (d)      to decide any dispute arising under the Plan;

         (e) to compute the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan;

         (f)      to authorize all disbursements by the Trustees;

         (g) to recommend to the Board and to the respective boards of directors of the other Employers the amounts of the Employer contributions and payments for expenses to be made from time to time under the provisions of the Plan;

         (h) to prescribe and require the use of such forms as it shall deem necessary or desirable in connections with the administration of the Plan;

         (i) to fix the criteria to be followed in determining the market value of any security or property held in the Trust Fund or the amount of any unliquidated charge, expense, or obligation of the Trust Fund;

         (j) to establish and monitor policy of proxy voting by the Trustees for stock held for the plan consistent with regulations and rulings of the U.S. Department of Labor;

         (k) to appoint one (1) or more Independent Advisors and dismiss and replace any of these, as it deems warranted;

         (l)      to supply any omissions in the Plan;

         (m) to reconcile and correct any errors or inconsistencies in the Plan; and

         (n) to make equitable adjustments for any mistakes or errors made in the administration of the Plan.

12.5     COMMITTEE ACTIONS CONCLUSIVE

         All actions and decisions taken by the Committee shall be final and conclusive and binding on all persons having any interest in the Plan or Trust Fund or in any benefits payable thereunder.

12.6     COMMITTEE APPOINTMENT OF AGENTS

         The Committee may employ or engage such accountants, counsel, other experts, and other persons as it deem necessary in connections with the administration of the Plan.

12.7     RELIANCE ON OPINIONS, ETC.

         The Committee and each member thereof and each person to whom it may delegate any power or duty in connection with administering the Plan shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by them or any of them in good faith reliance upon any valuation, certificate, opinion, or report which shall be furnished to them or any of them by the Trustees or by any accountant, counsel, other expert, or other person who shall be employed or engaged by the Trustees or the Committee.

12.8     RECORDS AND ACCOUNTS

         The Committee shall keep or cause to be kept all data, records and documents pertaining to the administration of the Plan, and the Secretary of the Committee may execute all documents necessary to carry out the provisions of the Plan. To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to the salaries of Participants, their retirement, death, termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustees of such of the foregoing facts as may be pertinent to the Trustees' administration of the Trust Fund and shall give proper instruction to the Trustees for carrying out the purposes of the Plan.

12.9     PAYMENT OF EXPENSE

         (a) Subject to the provisions of paragraph (b) of this Section 12.9, expenses in connection with the administration of the Plan and Trust including commissions, taxes or other expenses relating to the purchase and maintenance of property held as a part of any Investment Fund, expenses payable to any member of the Committee pursuant to Section 12.1, expenses of the Committee or any member thereof, expenses of the Trustees and of any accountant or other person who shall be employed by the Committee or Trustees in the administration thereof, shall be paid by the Plan. To the extent such expenses are not paid by the Plan, they may be paid by the Company.

         (b) In the event of permanent discontinuance of contributions or termination any further payment of expenses which arise or have arisen in connection with the administration of the Plan and Trust Agreement shall be paid by the Plan unless paid by the Employer.

12.10    LIABILITY OF THE ADMINISTRATIVE COMMITTEE

         No member of the Administrative Committee shall incur liability for any action taken or not taken in good faith reliance on advice of counsel, who may be counsel for the Company or taken or not taken in good faith reliance on a determination as to a matter of fact which has been represented or certified by a person reasonably believed to have knowledge of the fact so represented or certified, or taken or not taken in good faith reliance on a recommendation or opinion expressed by a person reasonably believed to be qualified or expert as to any matter where it is reasonable or customary to seek or rely on such recommendations or opinions. Nor shall any Administrative Committee member be liable for the wrongful or negligent conduct of any other Administrative Committee member or any person having fiduciary responsibilities with respect to the Plan unless he (i) knowingly participates in or undertakes to conceal an act or omission of such other person knowing the act or omission is a breach of fiduciary duty,
         (ii) by failing to act solely in the interests of participants and beneficiaries or to exercise the care, skill, prudence and diligence under the circumstances prevailing from time to time that a prudent man acting in a like capacity and familiar with such matters would exercise, has enabled the other fiduciary to commit a breach of his obligation, or (iii) he has knowledge of a breach by the other fiduciary and does not make reasonable efforts under the circumstances to remedy it. Except as otherwise affirmatively required by the Act, no Administrative Committee member shall be required to post a bond. The Company shall jointly and severally indemnify the Administrative Committee members and hold them harmless from loss, liability and expense in respect of the Plan, including the legal cost of defending claims and amounts paid in satisfaction or settlement thereof provided only that no indemnification is intended that would be void as against public policy under the Act.

                                   SECTION 13.

                                 TRUST AGREEMENT

13.1     THE TRUST AGREEMENT

         All contributions under the Plan shall be made to the Trust Fund held by the Trustees under a separate Trust Agreement known as the "SBS Trust Company Trust Agreement" (the "Trust Agreement"). The Trustees are to hold, invest, and distribute the Trust's assets, and maintain records of the Trust Fund in accordance with the terms and provisions of the Trust Agreement except that they may delegate such responsibility to an Investment Manager. The Trust Agreement shall be deemed to form a part of the Plan, and any and all rights or benefits which may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement. If there is any conflict between the terms of the Plan and the terms of the Trust Agreement, the terms of the Plan shall control.

13.2     NO DIVERSION OF CORPUS OR INCOME

         In no event shall any portion of the corpus or income of the Trust Fund be used for or diverted to purposes other than the exclusive benefit of Participants and their Beneficiaries.

         IN WITNESS WHEREOF, the Company has caused this Plan as revised and amended to be executed and have affixed their seals this _________ day of _____________, 19___.

                                            COMPANY:


                                            By:_________________________________